UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) December 16, 2008
                                                        -----------------------

                                    KSW, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

               0-27290                            11-3191686
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       (Commission File Number)       (IRS Employer Identification No.)

                37-16 23rd Street
           Long Island City, New York                      11101
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   (Address of Principal Executive Offices)              (Zip Code)

                                 (718) 361-6500
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement   communications  pursuant to Rule  14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement  communications   pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

     This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On December 16, 2008, KSW, Inc.'s subsidiary was notified by the construction manager on the 56 Leonard Street Project in downtown Manhattan ("the Project"), that they had been notified by the owner that the Project has been placed on hold. The Company was directed not to perform any further work until further notice.

     The HVAC contract for the Project is approximately $24 million, and was included in the Company's previously reported backlog. At the present time, the Company has no information as to if and when work on the Project will resume.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           KSW, INC.

                                           By: /s/ Richard W. Lucas
                                              ---------------------------
                                           Name:  Richard W. Lucas
                                           Title: Chief Financial Officer

Date:  December 16, 2008